RECEIVABLE FROM SALE OF SHARES	12 Months Ended
Sep. 30, 2024
RECEIVABLE FROM SALE OF SHARES
RECEIVABLE FROM SALE OF SHARES

NOTE 4 — RECEIVABLE FROM SALE OF SHARES

On September 20, 2023, the Company issued 760,000 ordinary shares at $2.50 per share to Dragonsoft Holding Limited, a company wholly owned by Mr. Jianbiao Dai (Chief Executive Officer and Chairman of the Company). As of September 30, 2023, the proceeds of such transaction had not yet received by the Company.

On October 5, 2023, instead of a capital injection to the Company, Dragonsoft Holding Limited made the payment of HK$15,000,000 ($1,900,000) to a third party AI development supplier on behalf of the Company as a deposit for an AI Technical Development Service Agreement entered on October 2, 2023, approved by the Board of Directors. The Company believes that training and running a vertical large language model (“LLM”) in education is crucial for the Company’s development. The agreement stipulated a training period of four months, and required the technical supplier to provide the computing power for this training, and it needs to be inspected and confirmed by the Company after the training is completed, and the trained vertical LLM should be deployed according to the Company’s requirements and support language teaching, etc. By January 2024, this vertical LLM training had been delivered and has been in use on the Company’s English smart learning system, which has already attracted some college users.

As a result, the Company recorded a receivable from sale of shares of $1,900,000 as of September 30, 2023. Upon receiving the full set of vertical LLM training materials, the total cost of $2,000,000 was recorded as R&D expense.